EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph W. McInerney, President/Chief Executive Officer of NT Alpha Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2008 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 06, 2008                            /s/ Joseph W. McInerney
                                                  ------------------------------
                                                  Joseph W. McInerney, President
                                                  (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                  EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Randal Rein, Chief Financial Officer of NT Alpha Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2008 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 06, 2008                          /s/ Randal Rein
                                                ---------------------------
                                                Randal Rein
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.